April 23, 2019 Exhibit 99.1

Park National Corporation appoints David Trautman to Chairman and Matthew Miller as President

NEWARK, Ohio - The board of directors for Park National Corporation (Park) (NYSE American: PRK) approved next steps in leadership succession, electing Chief Executive Officer David L. Trautman as chairman of the board and Executive Vice President Matthew R. Miller as president. Both appointments are effective May 1, 2019. This transition plan was announced in January as Park’s current chairman of the board C. Daniel DeLawder expressed his intent to reduce his time spent in the office. Matthew R. Miller was also elected to serve as a member of the boards of directors for both The Park National Bank and Park National Corporation (also effective May 1, 2019).
DeLawder will remain chairman of the Park board’s executive committee. DeLawder has 48 years of service with the Park National organization, and has not announced a retirement date. Park is following a long-standing tradition of leadership succession with the recent transitions.
“Dan DeLawder has been a friend and mentor for my 35 years here,” Trautman said. “Although he is stepping back, he continues to serve this organization in invaluable ways. Our colleagues, clients and community leaders know they can rely upon his wisdom, strength, and service.”
Trautman has been president of Park National Bank and Park National Corporation since 2005, and was named chief executive officer five years ago. He has held several roles throughout his banking career at Park including president of the First-Knox National Bank Division and executive vice president of Park National Bank. He is a past member of the board of directors of the Ohio Bankers League, and served as its chairman in 2008.
His leadership in local community organizations includes serving on the council of advisors for Licking County Foundation, as trustee and treasurer for Dawes Arboretum, and as a member of the Newark Rotary Club. Previously, he served as a trustee for Kenyon College, a member of the development council for The Works, a member of the campaign cabinet of United Way of Licking County, chairman and treasurer of the Newark and Licking County Chamber of Commerce and co-chair of a fund raising campaign for the Midland Theatre.
Miller began his career at Deloitte & Touche LLP before joining Park in 2009. He served as Park’s chief accounting officer before being named executive vice president two years ago. In his current role, he has provided additional focus and leadership related to strategic opportunities, such as merger and acquisition options, specific business initiatives, and enhancing relationships throughout Park’s communities and industry.
Miller has been a member of the Ohio Bankers League’s Next Generation Advisory Board since 2014 and served as its chairman in 2018. He has extensive experience in community leadership, serving currently as a member of the Licking County YMCA board (chaired the board from 2016 to 2018) and chair of the annual giving committee for The Works. For the past two years, he has served as a board member of the Licking County Chamber of Commerce and an advisory board member for The Ohio State University’s Newark Campus. He is a member of the development councils for The Works and Licking Memorial Hospital, respectively. He also serves on the steering and fundraising committees for the Boys & Girls Club of Newark. He is a member of the Newark Rotary Club. Previously, he served as a board member for Big Brothers and Big Sisters of Licking and Perry Counties and as campaign chair for the United Way of Licking County.
“Matt combines a brilliant intellect with a humble heart. He seeks to find the best in all people and situations,” Trautman said. “We are excited about the possibilities for him and this organization as he assumes his new role.”

Headquartered in Newark, Ohio, Park National Corporation had $7.9 billion in total assets (as of March 31, 2019). The Park organization consists of community bank divisions, specialty finance companies, and a non-bank subsidiary. Park's banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division, NewDominion Bank Division and Carolina Alliance Bank Division. Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans; changes in interest rates and prices may adversely impact prepayment penalty income, mortgage banking income, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to tax reform legislation, changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational, asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business; disruption in the liquidity and other functioning of U.S. financial markets; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, potential impact on customer acquisition and retention, changes to third-party relationships and our ability to attract, develop and retain qualified banking professionals; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, and the Basel III regulatory capital reforms; the effects of easing restrictions on participants in the financial services industry; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; changes in law and policy accompanying the current presidential administration and uncertainty or speculation pending the enactment of such changes; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the existence or exacerbation of general geopolitical instability and uncertainty; the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations), monetary and other fiscal policies (including the impact of money supply and interest rate policies to the Federal Reserve Board) and other governmental policies of the U.S. federal government; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; the effect of healthcare laws in the U.S. and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results; Park's ability to integrate recent acquisitions (including CAB Financial Corporation ("CAB")) as well as any future acquisitions, which may be unsuccessful, or may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger of Park and CAB may not be fully realized or realized within the expected time frame; revenues following the merger of Park and CAB may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger of Park and CAB; Park issued equity securities in the acquisitions of NewDominion Bank and CAB and may issue equity securities in connection with future acquisitions, which could cause ownership and economic dilution to Park's current shareholders; the discontinuation of LIBOR and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.